[LOGO] LIBERTY TAX-EXEMPT
       INSURED FUND

      SEMIANNUAL REPORT
        MAY 31, 2001

-------------------------------------------------------------------------------
PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------

[Photo of Stephen E. Gibson]

Dear Shareholder:

A slowing economy enabled municipal bonds to provide solid performance for the six months ended May 31, 2001. During the period, in an effort to prevent a recession, the Federal Reserve (the Fed) aggressively lowered interest rates, announcing five 0.5% interest rate cuts between January and May 2001. Aggressive easings like this are quite rare.

Both the municipal and Treasury yield curves steepened during the period. As short-term rates moved lower in response to Fed actions, the rates of long-term bonds did not. This was due to inflation concerns brought on, in part, by the fact that the Fed lowered rates so quickly. Some experts believe that such a rapid increase in the money supply could devalue the dollar, leading to inflation. Inflation would cause interest rates to increase, the impact of which could deflate the prices of long-term municipal bonds.

During the period, your fund's managers maintained a longer duration than the fund's Lipper peers, making the portfolio more sensitive to interest rate fluctuations. Their greater focus on interest rate sensitivity enabled the fund to return solid performance for the period, slightly outperforming its peers. Your portfolio managers discuss this in greater detail on the following pages and reveal why they believe that this duration strategy should prove effective over the long term.

For more information, please contact your financial advisor or visit www.libertyfunds.com. As always, we thank you for choosing Liberty Tax-Exempt Insured Fund and for giving us the opportunity to serve your investment needs.

    Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    July 12, 2001

-------------------------------------------------------------------------------

  PERFORMANCE HIGHLIGHTS
  NET ASSET VALUE PER SHARE as of 5/31/01 ($)
        Class A                                                     8.34
        Class B                                                     8.34
        Class C                                                     8.34
  DISTRIBUTIONS DECLARED PER SHARE
  12/01/00 - 5/31/01 ($)(1)
        Class A                                                    0.245
        Class B                                                    0.215
        Class C                                                    0.227

  (1) A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

-------------------------------------------------------------------------------

There can be no assurance that the trends described in this report will continue or come to pass because economic and market conditions change frequently.
                                                   ----------------------------
                                                    NOT FDIC   MAY LOSE VALUE
                                                   INSURED    NO BANK GUARANTEE
                                                   ----------------------------

-------------------------------------------------------------------------------
PERFROMANCE INFORMATION
-------------------------------------------------------------------------------

VALUE OF A $10,000 INVESTMENT
6/1/91 - 5/31/01

-------------------------------------------------------------------------------
 PERFORMANCE OF A $10,000 INVESTMENT IN ALL
 SHARE CLASSES, 6/1/91 - 5/31/01 ($)

                                                               with    without
                                                               sales    sales
                                                              charge   charge
--------------------------------------------------------------------------------
Class A                                                       18,329   17,459
--------------------------------------------------------------------------------
Class B                                                       17,134   17,134
--------------------------------------------------------------------------------
Class C                                                       18,018   18,018

-------------------------------------------------------------------------------

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR MONTHLY PERFORMANCE UPDATES.

THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A BROAD-BASED, UNMANAGED INDEX THAT TRACKS THE PERFORMANCE OF THE MUNICIPAL BOND MARKET. UNLIKE MUTUAL FUNDS, INDEXES ARE NOT INVESTMENTS AND DO NOT INCUR FEES OR EXPENSES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

AVERAGE ANNUAL TOTAL RETURN AS OF 5/31/01 (%)

Share class                                        A                     B                    C
Inception                                       11/20/85              5/5/92               8/1/97
--------------------------------------------------------------------------------------------------------
                                             without        with  without      with     without     with
                                               sales       sales    sales     sales       sales    sales
                                              charge      charge   charge    charge      charge   charge
--------------------------------------------------------------------------------------------------------
6-month (cumulative)                            4.20       -0.75     3.83     -1.17        3.98     2.98
--------------------------------------------------------------------------------------------------------
1-year                                         12.84        7.48    12.03      7.03       12.36    11.36
--------------------------------------------------------------------------------------------------------
5-year                                          6.21        5.19     5.43      5.10        5.85     5.85
--------------------------------------------------------------------------------------------------------
10-year                                         6.25        5.73     5.53      5.53        6.06     6.06

AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/01 (%)
Share class                                        A                     B                    C
--------------------------------------------------------------------------------------------------------
                                             without        with  without      with     without     with
                                               sales       sales    sales     sales       sales    sales
                                              charge      charge   charge    charge      charge   charge
--------------------------------------------------------------------------------------------------------
6-month (cumulative)                            7.96        2.83     7.56      2.56        7.73     6.73
--------------------------------------------------------------------------------------------------------
1-year                                         12.10        6.77    11.27      6.27       11.60    10.60
--------------------------------------------------------------------------------------------------------
5-year                                          6.38        5.35     5.59      5.26        6.02     6.02
--------------------------------------------------------------------------------------------------------
10-year                                         6.61        6.09     5.90      5.90        6.43     6.43

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares and the maximum contingent deferred sales charges (CDSC) of 5% for one year and 2% for five years for class B shares and
1% for one year for class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B and C share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to its inception date. These class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and newer class shares.

-------------------------------------------------------------------------------

   SEC YIELDS ON 5/31/01 (%)

   CLASS A                                                             3.66
   CLASS B                                                             3.11
   CLASS C                                                             3.39

   THE 30-DAY SEC YIELDS REFLECT THE PORTFOLIO'S EARNING POWER, NET OF EXPENSES, EXPRESSED AS AN ANNUALIZED PERCENTAGE OF THE PUBLIC OFFERING PRICE AT THE END OF THE PERIOD. IF THE ADVISOR OR ITS AFFILIATES HAD NOT WAIVED CERTAIN FUND EXPENSES, THE SEC YIELD WOULD HAVE BEEN 3.11% FOR CLASS C SHARES.

   TAXABLE-EQUIVALENT SEC YIELDS
   ON 5/31/01 (%)

   CLASS A                                                             6.06
   CLASS B                                                             5.15
   CLASS C                                                             5.61

   TAXABLE-EQUIVALENT SEC YIELDS ARE BASED ON THE MAXIMUM EFFECTIVE 39.6% FEDERAL INCOME TAX RATE. THIS TAX RATE DOES NOT REFLECT THE PHASEOUT OF EXEMPTIONS OR THE REDUCTION OF THE OTHERWISE ALLOWABLE DEDUCTIONS THAT OCCUR WHEN ADJUSTED GROSS INCOME EXCEEDS CERTAIN LEVELS.

   BOUGHT
   -------------------------------------------------------------------------
   CORNWALL LEBANON PENNSYLVANIA GO ZERO
   3/15/17 (0.3% OF NET ASSETS)
   WE PURCHASED THIS BOND BECAUSE IT IS AN INTERMEDIATE, HIGH QUALITY, NONCALLABLE ZERO.

   SOLD
   -------------------------------------------------------------------------
   CLARK COUNTY, NEVADA POLLUTION CONTROL REVENUE BOND, 6.6%, 6/1/19
   THIS REVENUE BOND IS CALLABLE NEXT YEAR AT A SLIGHT PREMIUM.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
-------------------------------------------------------------------------------

For the six months ended May 31, 2001, Liberty Tax-Exempt Insured Fund generated a total return of 4.20% based on class A shares without a sales charge. The fund slightly outperformed its Lipper peers, the Lipper Insured Municipal Debt Funds, which posted a 4.12% total return for the same period, and underperformed the Lehman Brothers Municipal Bond Index, which returned 4.73%.(1)

------------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

During the period, municipal yields declined, with yields inside of 15 years declining more than longer-term yields. We believe that our slight outperformance was due to the fund's heavy commitment to noncallable, intermediate municipals. In summary, because the front-end of the yield curve performed better than the long-end, the fund benefited from its overweighted position in these intermediate-term securities.

FED'S DRAMATIC EASING HAS MINIMAL IMPACT ON LONGER-TERM MUNICIPAL BONDS
In response to a slowing economy during the period, the Federal Reserve Board (the Fed) lowered interest by 50 basis points (0.5%) five times. The market was concerned because the Fed lowered interest rates so quickly during a time when unemployment is historically low. And, while the slowdown did cause some layoffs, it was not enough to significantly increase the unemployment rate. Thus, some believe that if the economy does accelerate in the third and fourth quarters of 2001, wage pressures may cause inflation. These concerns kept longer-term bonds from benefiting from short-term interest rate movements.

In an effort to increase the effects of lowering interest rates, we increased the fund's position in zero-coupon bonds. Zero-coupon bonds, or zeros, pay interest only at maturity, not on a periodic basis. To compensate for this lack of periodic interest payments, zeros are sold at a deep discount. When interest rates decline, the value of these bonds increases - typically more significantly than other bonds. By adding zeros to the portfolio, we believe that the fund will benefit in an environment where interest rates continue to decline.

LONG-TERM OUTLOOK REMAINS CONSISTENT
We expect to see more indications of slowing in the coming months and we believe that the Fed has left the door open for further rate cuts. The continued fall of interest rates should allow bond prices to rally. If inflation fears recede, these gains should be greatest for longer-term securities. Therefore, we will continue to invest primarily in investment-grade securities that mature in 15 - 25 years. We will be looking for opportunities to increase our commitment to these securities at the longer end of the maturity spectrum because they should benefit from slower growth, lower interest rates and a stronger bond market. We will also continue to emphasize a sound call structure, and a barbell structure built on premium-coupon and discount and zero-coupon bonds.

/s/ GARY SWAYZE

GARY SWAYZE IS PORTFOLIO MANAGER OF LIBERTY TAX-EXEMPT INSURED FUND AND IS A SENIOR VICE PRESIDENT OF COLONIAL MANAGEMENT ASSOCIATES, INC. (CMA).

TAX-EXEMPT BONDS INVOLVE SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. TAX-FREE MUTUAL FUNDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX.

-------------------------------------------------------------------------------
MATURITY BREAKDOWNS 5/31/01 (%)
-------------------------------------------------------------------------------

                                As of 5/31/01      As of11/30/00
      0-1 years                     0.2%                0.8%
      1-5 years                     1.6%                1.8%
      5-10 years                   12.6%               12.3%
      10-15 years                  33.4%               30.2%
      15-20 years                  30.4%               25.9%
      20-25 years                  14.6%               20.7%
      25+ years                     4.7%                6.7%
      Cash Equivalents              2.5%                1.6%

Maturity breakdown is calculated as a percentage of total investments, including short-term obligations, based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain these maturity breakdowns in the future.

-------------------------------------------------------------------------------
QUALITY BREAKDOWN AS OF 5/31/01 (%)
-------------------------------------------------------------------------------

              AAA:                        91.5%
              AA:                          5.3%
              Non-rated:                   0.7%
              Cash & Equivalents:          2.5%


 Quality breakowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdowns represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain these quality breakdowns in the future.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
May 31, 2001 (Unaudited)

MUNICIPAL BONDS - 97.1%                                                     PAR             VALUE
-------------------------------------------------------------------------------------------------------
EDUCATION - 5.9%
EDUCATION - 3.8%
MA State Health and Educational Facilities Authority:
  Harvard University, Series N,
  6.250% 04/01/20                                                 $  3,000,000             $  3,445,860
  Northeastern University, Series E,
  6.550% 10/01/22                                                    1,500,000                1,588,665
  WV State University, Series 2000 A,
  (a) 04/01/17                                                       2,480,000                1,053,653
                                                                                           ------------
                                                                                              6,088,178
                                                                                           ------------
STUDENT LOAN - 2.1%
AL State Higher Education Loan Corp., Series 1994-C,
  5.850% 09/01/04 }b{                                                  830,000                  870,936
NM State Educational Assistance Foundation, Series A,
  6.700% 04/01/02                                                      105,000                  107,502
PA State Higher Education Assistance Student Loan, IFRN
  (variable rate), Series 1990-B,
  11.457% 03/01/20                                                   2,000,000                2,447,500
                                                                                           ------------
                                                                                              3,425,938
                                                                                           ------------

-------------------------------------------------------------------------------------------------------
HEALTHCARE - 7.6%
HOSPITAL - 6.7%
MA Health and Educational Facilities Authority, Valley
  Regional Health System, Series C,
  7.000% 07/01/08                                                    1,585,000                1,839,662
MS State Hospital Equipment and Facilities Authority, Rush
  Medical Foundation Project,
  6.700% 01/01/18                                                      250,000                  259,248
OK State Industrial Authority, Baptist Medical Center, Series
  C,
  7.000% 08/15/04                                                    1,500,000                1,655,865
TN Knox City Health Education and Housing Facilities,
  5.250% 01/01/15                                                    5,000,000                5,062,850
WA State Health Care Facilities Authority, Multicare Health
  System, Series 1998,
  5.000% 08/15/22                                                    1,000,000                  944,950
WI State Health & Educational Facilities Authority:
  Bellin Memorial Hospital,
  6.625% 02/15/08                                                    1,000,000                1,116,760
  Waukesha Memorial Hospital,
  7.250% 08/15/19                                                       60,000                   61,377
                                                                                           ------------
                                                                                             10,940,712
                                                                                           ------------
INTERMEDIATE CARE FACILITIES - 0.9%
IL State Development Finance Authority, Elgin School District
  No. U46, Series 2001,
  (a) 01/01/13                                                       2,500,000                1,390,975
                                                                                           ------------
HOUSING - 5.0%
MULTI-FAMILY - 2.7%
IL Onterie Center Housing Finance Corp., Onterie Center
  Project,
  Series 1992 A,
  7.050% 07/01/27                                                    2,000,000                2,087,440
MA State Housing Finance Agency, Series A,
  6.400% 01/01/09                                                    1,760,000                1,858,085
MD Howard County Medical Mortgage Heartlands Elderly
  Apartments, Series 1985,
  8.875% 12/01/10                                                      490,000                  500,981
                                                                                           ------------
                                                                                              4,446,506
                                                                                           ------------
SINGLE FAMILY - 2.3%
FL Brevard County Housing Finance Authority, Series C,
  7.000% 09/01/23                                                       40,000                   40,915
LA Jefferson Parish Home Mortgage Authority, Series 1999 B-1,
  6.750% 06/01/30                                                      970,000                1,065,419
MA State Housing Finance Agency, Series 21,
  7.125% 06/01/25                                                    1,180,000                1,210,114
MS Housing Finance Corporation Single Family Mortgage,
  8.250% 10/15/18                                                    1,325,000                1,335,202
                                                                                           ------------
                                                                                              3,651,650
                                                                                           ------------

-------------------------------------------------------------------------------------------------------
OTHER - 6.5%
POOL/BOND BANK - 1.0%
MI Municipal Bond Authority, Local Government Loan Program,
  Series 1991-C,
  (a) 06/15/15                                                       3,380,000                1,626,186
                                                                                           ------------
REFUNDED/ESCROWED (C) - 5.5%
FL Dunedin, Mease Health Care Center, Series 1991,
  6.750% 11/15/11                                                      100,000                  103,785
FL Hollywood Water & Sewer Revenue,
  6.750% 10/01/11                                                       50,000                   51,655
GA Fulton County, Series 1992,
  6.375% 01/01/14                                                    5,810,000                6,678,944
OR Portland International Airport, Series 1991 7-B,
  7.100% 07/01/21                                                    1,125,000                1,343,486
PA Pottstown Borough Authority Sewer, Guaranteed Sewer
  Revenue, Series 1991,
  (a) 11/01/16                                                       1,000,000                  447,110
SC Piedmont Municipal Power Agency, Series 1991 A,
  6.125% 01/01/07                                                       75,000                   83,060
SC State Ports Authority, Series 1991,
  6.500% 07/01/06                                                      125,000                  128,216
                                                                                           ------------
                                                                                              8,836,256
                                                                                           ------------

-------------------------------------------------------------------------------------------------------
OTHER REVENUE - 0.4%
HOTELS - 0.3%
MO St. Louis Industrial Development Authority, St. Louis
  Convention Center, Series 2000,
  (a) 07/15/17                                                       1,000,000                  420,250
                                                                                           ------------
RECREATION - 0.1%
CA State Fairs Financing Authority, Series 1991,
  6.500% 07/01/11                                                      170,000                  173,852
                                                                                           ------------

-------------------------------------------------------------------------------------------------------
RESOURCE RECOVERY - 0.9%
RESOURCE RECOVERY - 0.9%
SC Charleston County Solid Waste User Fee,
  6.500% 01/01/09                                                    1,405,000                1,525,324
                                                                                           ------------

-------------------------------------------------------------------------------------------------------
TAX-BACKED - 36.2%
LOCAL APPROPRIATED - 4.5%
IL Chicago Board of Education,
  Series 1992 A,
  6.250% 01/01/15                                                    6,000,000                6,815,460
MI Grand Rapids, Series 1998 A,
  4.750% 01/01/28                                                      500,000                  450,165
                                                                                           ------------
                                                                                              7,265,625
                                                                                           ------------
LOCAL GENERAL OBLIGATIONS - 17.6%
AZ Maricopa County School District, Number 8 Osborn,
  7.500% 07/01/08                                                    1,235,000                1,479,481
AZ Mohave County Unified High School District, Series B,
  8.500% 07/01/06                                                      250,000                  301,847
AZ Tucson, Series 1994 G,
  7.625% 07/01/14                                                    3,140,000                3,997,817
CO Adams County, School District
  No. 12, Series 2001 A,
  4.750% 12/15/19                                                    2,000,000                1,884,620
CO El Paso County School District
  No. 11, Series 1996,
  7.100% 12/01/18                                                    4,420,000                5,462,280
CO Highlands Ranch Metropolitan District, No. 2, Series 1996,
  6.500% 06/15/12                                                    1,000,000                1,161,120
GA Columbia County School District, Series A,
  6.750% 04/01/08                                                    1,695,000                1,947,148
IL Chicago Public Building Commission, Series 1999 B,
  5.250% 12/01/18                                                    1,000,000                1,018,390
IL Chicago, City Colleges, Series 1999,
  (a) 01/01/14                                                       2,000,000                1,040,620
MD Baltimore,
  7.000% 10/15/09                                                    1,055,000                1,260,809
MI Anchor Bay School District,
  Series 2000 II,
  6.000% 05/01/10                                                      500,000                  556,895
MI Chippewa Valley School,
  4.750% 05/01/23                                                    1,250,000                1,135,238
MI Hudsonville Public Schools,
  Series 1997,
  5.150% 05/01/27                                                    1,000,000                  970,180
MI Montabella Community School District, Series 1999,
  5.250% 05/01/20                                                    1,000,000                1,001,240
NV Clark County, Series A,
  7.500% 06/01/07                                                      350,000                  411,103
OH Hilliard School District,
  Series 2000,
  5.750% 12/01/24                                                    1,000,000                1,045,720
OR Gresham-Barlow School District,
  5.500% 06/15/12                                                    1,595,000                1,704,050
PA Cornwall Lebanon School District,
  (a) 03/15/17                                                       1,500,000                  642,765
PA Downingtown Area School District, Series 2001,
  4.750% 04/01/17                                                    1,000,000                  951,060
TX Galveston County, Series 2001,
  (a) 02/01/20                                                       1,510,000                  535,627
                                                                                           ------------
                                                                                             28,508,010
                                                                                           ------------
SPECIAL NON-PROPERTY TAX - 7.5%
IL Metropolitan Pier & Exposition Authority, McCormick Place
  Expansion Project, Series A,
  (a) 06/15/16                                                       3,750,000                1,672,912
NY State Local Government Assistance Corp., Series 1993 E,
  5.000% 04/01/21                                                    3,175,000                3,116,040
PR Commonwealth of Puerto Rico Highway & Transportation
  Authority, Series 1996 Y,
  6.250% 07/01/12                                                    3,000,000                3,474,000
TX Houston, Hotel Occupancy Tax and Special Revenue, Series
  2001 B,
  (a) 09/01/17                                                       2,000,000                  817,500
WA Central Puget Sound Regional Transportation Authority,
  Series 1998,
  5.250% 02/01/21                                                    3,000,000                3,018,120
                                                                                           ------------
                                                                                             12,098,572
                                                                                           ------------
STATE APPROPRIATED - 5.8%
IN State Office Building Commission, Women's Prison, Series B,
  6.250% 07/01/16                                                    8,000,000                9,114,080
MI State 525 Redevco, Inc.,
  Series 2000,
  (a) 06/01/21                                                       1,000,000                  329,410
                                                                                           ------------
                                                                                              9,443,490
                                                                                           ------------
STATE GENERAL OBLIGATIONS - 0.8%
CA State, Series 1995,
  10.000% 10/01/06 (b)                                               1,000,000                1,287,730
                                                                                           ------------

-------------------------------------------------------------------------------------------------------
TRANSPORTATION - 10.0%
AIR TRANSPORTATION - 0.7%
NY Port Authority of New York & New Jersey, JFK International
  Air Terminal, Series 6,
  6.250% 12/01/08                                                    1,000,000                1,123,890
                                                                                           ------------
AIRPORT - 3.0%
GA Atlanta, Series 2000 A,
  5.500% 01/01/26                                                    2,000,000                2,031,980
KY Louisville & Jefferson County Regional Airport Authority,
  Series 2001 A,
  5.750% 07/01/15                                                    1,000,000                1,053,600
TX Dallas-Fort Worth Regional Airport, Series A,
  7.375% 11/01/11                                                    1,380,000                1,535,995
TX Houston Airport System Revenue, Series A,
  6.750% 07/01/21                                                      200,000                  204,702
                                                                                           ------------
                                                                                              4,826,277
                                                                                           ------------
PORTS - 0.7%
SC State Ports Authority, Series 1991,
  6.500% 07/01/06                                                      125,000                  128,216
WA Port of Seattle, Series 2000 B,
  6.000% 02/01/14                                                    1,000,000                1,095,880
                                                                                           ------------
                                                                                              1,224,096
                                                                                           ------------
TOLL FACILITIES - 0.3%
CO E-470 Public Highway Authority, Series 2000 B,
  (a) 09/01/18                                                       1,000,000                  390,250
TX Harris County, Toll Road Revenue,
  6.500% 08/15/11                                                      120,000                  126,906
                                                                                           ------------
                                                                                                517,156
                                                                                           ------------
TRANSPORTATION - 5.3%
IL Regional Transportation Authority, Series C,
  7.750% 06/01/20                                                    5,000,000                6,549,100
NY New York City Transportation Authority, Series 1999 A,
  5.250% 01/01/29                                                    2,000,000                1,982,620
                                                                                           ------------
                                                                                              8,531,720
                                                                                           ------------

-------------------------------------------------------------------------------------------------------
UTILITY - 24.6%
INVESTOR OWNED - 3.3%
HI State Department of Budget and Finance, Hawaiian Electric
  Co., Series A,
  6.600% 01/01/25                                                    4,000,000                4,318,680
MI St. Clair County Economic Development Corp., Detroit Edison
  Co., Series 1933 AA,
  6.400% 08/01/24                                                    1,000,000                1,107,000
                                                                                           ------------
                                                                                              5,425,680
                                                                                           ------------
JOINT POWER AUTHORITY - 11.6%
GA State Municipal Electric Authority, Series 1997 Y,
  6.400% 01/01/13                                                    1,000,000                1,147,678
SC State Public Service Authority, Series A,
  6.250% 01/01/22                                                    3,500,000                3,726,940
TX State Municipal Power Agency:
  (a) 09/01/10                                                       5,000,000                3,227,100
  (a) 09/01/11                                                       7,900,000                4,814,655
  (a) 09/01/12                                                       3,000,000                1,711,800
  (a) 09/01/15                                                       8,975,000                4,229,469
                                                                                           ------------
                                                                                             18,857,642
                                                                                           ------------
MUNICIPAL ELECTRIC - 1.9%
AK Anchorage, Series 1993,
  8.000% 12/01/09                                                    1,000,000                1,247,370
SD Heartland Consumers Power District,
  6.000% 01/01/09                                                      300,000                  330,012
WA State Public Power Supply System, Nuclear Project No. 2,
  Series 1992 A,
  (a) 07/01/11                                                       2,315,000                1,427,892
                                                                                           ------------
                                                                                              3,005,274
                                                                                           ------------
WATER & SEWER - 7.8%
FL Lee County, Series 1999 A,
  4.750% 10/01/23                                                    2,975,000                2,733,579
FL Melbourne, Series 2000 A,
  (a) 10/01/18                                                       1,000,000                  396,420
FL Saint John's County Water and Sewer Saint Augustine Shores
  System, Series 1991-A:
  (a) 06/01/13                                                       2,600,000                1,437,488
  (a) 06/01/14                                                       1,500,000                  779,400
FL Tampa Bay, Water Utilities System,
  7.290% 10/01/29 (d)                                                1,000,000                1,088,540
GA Fulton County, Series 1992,
  6.375% 01/01/14                                                      190,000                  215,728
IL Kankakee Sewer, Series 1991,
  7.000% 05/01/16                                                    1,000,000                1,088,100
MA State Water Resources Authority, Series 1998 B,
  4.500% 08/01/22                                                    1,000,000                  882,160
MI Grand Rapids, Series 2000,
  5.250% 01/01/18                                                    1,000,000                1,004,440
OH Cleveland, Series 1993 G,
  5.500% 01/01/21                                                    1,015,000                1,064,867
TX Houston Water & Sewer System:
  Series 1998 A,
  (a) 12/01/19                                                       2,500,000                  900,550
  Series 2000 B,
  5.250% 12/01/23                                                    1,000,000                  983,150
                                                                                           ------------
                                                                                             12,574,422
                                                                                           ------------
TOTAL MUNICIPAL BONDS
  (cost of $142,413,938)                                                                    157,215,411
                                                                                           ------------

SHORT-TERM OBLIGATIONS - 2.5%
-------------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES - 2.5% (E)
IA State Higher Education Loan Authority, Loras College,
  Series 2000,
  3.050% 11/01/30                                                    1,700,000                1,700,000
IN Marion County, Indiana Weslyan University, Series 2000,
  3.100% 06/01/30                                                      300,000                  300,000
MN Minneapolis, Series 1995 B,
  2.850% 12/01/05                                                      180,000                  180,000
NV Clark County, Las Vegas Project, Series 1999,
  3.000% 08/01/19                                                      125,000                  125,000
OH Columbus, Series 1995 I,
  2.850% 06/01/16                                                      200,000                  200,000
TX Brazos Harbor Industrial Development Corp., Monsanto Co.,
  Series 1991,
  3.150% 03/01/21                                                    1,000,000                1,000,000
WY Unita County, Chevron USA, Inc. Project,
  3.050% 08/15/20                                                      600,000                  600,000
                                                                                           ------------
TOTAL SHORT-TERM OBLIGATIONS
  (cost of $4,105,000)                                                                        4,105,000
                                                                                           ------------
TOTAL INVESTMENTS
  (cost of $146,518,938) (f)                                                                161,320,411
                                                                                           ------------

OTHER ASSETS & LIABILITIES, NET - 0.4%                                                          616,978
-------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                        $161,937,389
                                                                                           ------------

NOTES TO INVESTMENT PORTFOLIO:
(a) Zero coupon bond.
(b) These securities, or a portion thereof, with a total market value of $2,158,666 are being used to collateralize the open futures contracts.
(c) The Fund has been informed that the issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(d) Denotes a restricted security, which is subject to restrictions on resale under Federal Securities laws. At May 31, 2001, this security amounted to $1,088,540, which represent 0.7% of net assets.

                                                ACQUISITION     ACQUISITION
SECURITY                                            DATE            COST
------------------------------------------------------------------------------
FL Tampa Bay, Water Utilities System              9/29/99         $993,440

(e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of May 31, 2001.
(f) Cost for federal income tax purposes is the same.

     ACRONYM                      NAME
------------------  ---------------------------------
       IFRN            Inverse Floating Rate Note

SUMMARY OF SECURITIES BY INSURER

                                                             % OF TOTAL
INSURER                                                     INVESTMENTS
----------------------------------------------------------------------------
Municipal Bond Insurance Agency                                 30.9%
AMBAC Indemnity Corporation                                     23.8%
Financial Guarantee Insurance Co.                               23.8%
Unisured Securities                                             15.4%
Financial Security Assurance                                     6.1%
                                                               ------
                                                               100.0%
                                                               ------

Long futures contracts open on May 31, 2001:
                                                                 UNREALIZED
                               PAR VALUE                        APPRECIATION/
                              COVERED BY        EXPIRATION      DEPRECIATION
           TYPE                CONTRACTS           MONTH         AT 5/31/00
------------------------------------------------------------------------------
Municipal Bond                $7,900,000       September         $  38,700
Treasury Bond                  8,400,000       March              (235,982)
                                                                 ---------
                                                                 $(197,282)
                                                                 ---------

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

May 31, 2001 (Unaudited)

ASSETS
Investments at value
  (cost of $146,518,938)                                      $161,320,411
Cash                                                                61,221
Receivable for:
  Interest                                                       2,605,436
  Investments sold                                                 416,508
  Variation margin for futures contracts                           135,531
  Fund shares sold                                                 270,661
Other assets                                                        21,218
                                                              ------------
    Total Assets                                               164,830,986
                                                              ------------
LIABILITIES
Payable for:
  Investments purchased                                          2,333,733
  Distributions                                                    212,127
  Fund shares repurchased                                          210,394
  Management fee                                                    76,810
  Transfer agent fee                                                16,568
  Bookkeeping fee                                                    5,504
  Trustees' fee                                                      2,548
  Deferred Trustees' fee                                            14,408
Other liabilities                                                   21,505
                                                              ------------
    Total Liabilities                                            2,893,597
                                                              ------------
NET ASSETS                                                    $161,937,389
                                                              ------------
COMPOSITION OF NET ASSETS
Paid in capital                                                148,082,778
Overdistributed net investment
  income                                                           (14,018)
Accumulated net realized loss                                     (735,562)
Net unrealized appreciation/depreciation on:

  Investments                                                   14,801,473
  Open futures contracts                                          (197,282)
                                                              ------------
NET ASSETS                                                    $161,937,389
                                                              ------------
Net asset value and redemption price per share - Class A
  ($137,972,500/16,548,448)                                   $       8.34(a)
                                                              ------------
Maximum offering price per share - Class A ($8.34/0.9525)     $       8.76(b)
                                                              ------------
Net asset value and offering price
  per share - Class B
  ($21,280,592/2,552,411)                                     $       8.34(a)
                                                              ------------
Net asset value and offering price
  per share - Class C
  ($2,684,297/321,956)                                        $       8.34(a)
                                                              ------------
(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Six Months Ended May 31, 2001
(Unaudited)

INVESTMENT INCOME
Interest income                                                      $4,526,052

EXPENSES
Management fee                                          $ 458,903
Service fee -- Class A                                    174,564
Service fee -- Class B                                     28,887
Service fee -- Class C                                      2,002
Distribution fee -- Class B                                86,883
Distribution fee -- Class C                                 5,941
Transfer agent fee                                        134,697
Bookkeeping fee                                            33,514
Trustees' fee                                               5,096
Other expenses                                             46,121
                                                        ---------
    Total expenses                                        976,608
Custodian credits earned                                   (3,922)
Fees waived by the Distributor -
  Class C                                                  (2,403)
                                                        ---------
    Net Expenses                                                        970,283
                                                                     ----------
    Net Investment Income                                             3,555,769
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON PORTFOLIO POSITIONS
Net realized gain on:
  Investments                                             426,468
  Closed futures contracts                                664,730
                                                        ---------
    Net realized gain                                                 1,091,198
Net change in unrealized appreciation/depreciation on:
  Investments                                           2,517,870
  Open futures contracts                                 (503,349)
                                                        ---------
Net change in unrealized appreciation/depreciation                    2,014,521
                                                                     ----------
    Net Gain                                                          3,105,719
                                                                     ----------
Increase in Net Assets from Operations                               $6,661,488
                                                                     ----------

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              (UNAUDITED)
                                               SIX MONTHS        YEAR ENDED
INCREASE (DECREASE) IN                           ENDED           NOVEMBER 30,
NET ASSETS                                    MAY 31, 2001          2000
------------------------------------------------------------------------------
OPERATIONS:
Net investment income                          $  3,555,769      $  7,637,405
Net realized gain                                 1,091,198         1,324,548
Net change in unrealized appreciation/
  depreciation                                    2,014,521         5,558,866
                                               ------------      ------------
    Net Increase from Operations                  6,661,488        14,520,819
                                               ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Class A             (2,942,524)       (6,404,914)
From net realized gains - Class A                (1,152,395)         (458,345)
From net investment income - Class B               (405,441)       (1,208,691)
From net realized gains - Class B                  (199,071)         (111,455)
From net investment income - Class C                (28,263)          (21,334)
From net realized gains - Class C                    (6,137)           (2,434)
                                               ------------      ------------
    Total Distributions to Shareholders          (4,733,831)       (8,207,173)
                                               ------------      ------------
SHARE TRANSACTIONS:
Subscriptions - Class A                           9,403,707         9,917,058
Distributions reinvested - Class A                2,725,124         3,889,232
Redemptions - Class A                           (11,046,691)      (24,487,293)
                                               ------------      ------------
Net Increase (Decrease) -
  Class A                                         1,082,140       (10,681,003)
                                               ------------      ------------
Subscriptions - Class B                           3,796,346         2,227,385
Distributions reinvested - Class B                  395,944           741,848
Redemptions - Class B                            (7,670,047)      (14,020,226)
                                               ------------      ------------
Net Decrease - Class B                           (3,477,757)      (11,050,993)
                                               ------------      ------------
Subscriptions - Class C                           2,048,394           403,044
Distributions reinvested - Class C                   16,329            14,206
Redemptions - Class C                               (43,155)         (398,109)
                                               ------------      ------------
Net Increase - Class C                            2,021,568            19,141
                                               ------------      ------------
Net Decrease from Shares Transactions              (374,049)      (21,712,855)
                                               ------------      ------------
Net Increase (Decrease) in Net Assets             1,553,608       (15,399,209)
NET ASSETS
Beginning of period                            $160,383,781      $175,782,990
                                               ------------      ------------
End of period (net of overdistributed net
  investment income of $14,018 and $193,559,
  respectively)                                 161,937,389       160,383,781
                                               ------------      ------------
CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions - Class A                           1,115,879         1,233,691
Issued in reinvestment of distributions -
  Class A                                           323,395           485,906
Redemptions - Class A                            (1,312,262)       (3,078,387)
                                               ------------      ------------
Net Increase/Decrease - Class A                     127,012        (1,358,790)
                                               ------------      ------------
Subscriptions - Class B                             450,666           283,802
Issued in reinvestment of distributions -
  Class B                                            46,979            91,163
Redemptions - Class B                              (909,078)       (1,754,440)
                                               ------------      ------------
Net Decrease - Class B                             (411,433)       (1,379,475)
                                               ------------      ------------
Subscriptions - Class C                             243,094            49,996
Issued in reinvestment of distributions -
  Class C                                             1,940             1,982
Redemptions - Class C                                (5,118)          (50,863)
                                               ------------      ------------
Net Increase - Class C                              239,916             1,115
                                               ------------      ------------
Net Decrease in Shares of Beneficial
  Interest                                          (44,505)       (2,737,150)
                                               ------------      ------------
See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

May 31, 2001 (Unaudited)

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION

Liberty Tax Exempt Insured Fund ("the Fund") is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in insured municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Effective December 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will be required to amortize premium and discount on all debt securities. Upon the effective date, this accounting principle change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. The Fund currently has not determined impact of the adoption of the new accounting policy.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE

Colonial Management Associates, Inc. (the "Advisor") is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each fund's pro rata portion of the combined average net assets of the Fund, Liberty Tax-Exempt Fund, and Liberty High Yield Municipal Fund as follows:

AVERAGE NET ASSETS                   ANNUAL FEE RATE
------------------                   ---------------
First $1 billion                          0.60%
Next $2 billion                           0.55%
Next $1 billion                           0.50%
Over $4 billion                           0.45%

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.07% annually of the Fund's average net assets, plus charges based on the number of shareholder accounts and transactions. The Transfer Agent receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc., (the "Distributor"), a subsidiary of the Advisor, is the Fund's principal underwriter. For the six months ended May 31, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $8,908 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $122, $12,854 and $431 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $3,922 of custodian fees were reduced by balance credits applied for the six months ended May 31, 2000. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY

For the six months ended May 31, 2001, purchases and sales of investments, other than short-term obligations were $10,444,600 and $12,533,752, respectively.

Unrealized appreciation at May 31, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

    Gross unrealized appreciation                               $14,985,949
    Gross unrealized depreciation                                  (184,476)
                                                                -----------
      Net unrealized appreciation                               $14,801,473
                                                                -----------

OTHER
The Fund has greater than 10% of its net assets at May 31, 2001 invested in Illinois and Massachusetts.

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended May 31, 2001.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                (UNAUDITED)
                                       SIX MONTHS ENDED MAY 31, 2001                       YEAR ENDED NOVEMBER 30, 2000
                               ---------------------------------------------         -----------------------------------------
                                 CLASS A          CLASS B          CLASS C             CLASS A        CLASS B        CLASS C
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                           $  8.24          $  8.24          $  8.24             $  7.92        $  7.92        $  7.92
                                   -------          -------          -------             -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)             0.19             0.16             0.17                0.38(b)        0.32(b)        0.34(b)
Net realized and unrealized
  gain (loss)                         0.16             0.16             0.16                0.35           0.35           0.35
                                   -------          -------          -------             -------        -------        -------
    Total from Investment
      Operations                      0.35             0.32             0.33                0.73           0.67           0.69
                                   -------          -------          -------             -------        -------        -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income           (0.18)           (0.15)           (0.16)              (0.38)         (0.32)         (0.34)
From net realized gains              (0.07)           (0.07)           (0.07)              (0.03)         (0.03)         (0.03)
                                   -------          -------          -------             -------        -------        -------
  Total Distributions
    Declared to Shareholders         (0.25)           (0.22)           (0.23)              (0.41)         (0.35)         (0.37)
                                   -------          -------          -------             -------        -------        -------
NET ASSET VALUE, BEGINNING OF
  PERIOD                           $  8.34          $  8.34          $  8.34             $  8.24        $  8.24        $  8.24
                                   -------          -------          -------             -------        -------        -------
Total return (c)                     4.20%(f)         3.83%(f)         3.98%(d)(f)         9.51%          8.69%          9.02%(d)
                                   -------          -------          -------             -------        -------        -------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                         1.07%(g)         1.82%(g)         1.52%(g)            1.07%          1.82%          1.52%
Net investment income (e)            4.45%(g)         3.70%(g)         4.00%(g)            4.81%          4.06%          4.36%
Waiver/reimbursement                    --               --            0.30%(g)               --             --          0.30%
Portfolio turnover                      7%(f)            7%(f)            7%(f)              15%            15%            15%
Net assets at end of period
(000)                             $137,973        $  21,281         $  2,684            $135,291      $  24,417         $  676

(a) Per share data was calculated using average shares outstanding during the period.
(b) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charges or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Not annualized.
(g) Annualized.

                                                                   YEAR ENDED NOVEMBER 30,
                               -----------------------------------------------------------------------------------------------
                                                   1999                                                1998
                               ---------------------------------------------         -----------------------------------------
                                 CLASS A          CLASS B          CLASS C             CLASS A        CLASS B        CLASS C
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                           $  8.62          $  8.62          $  8.62             $  8.47        $  8.47        $  8.47
                                   -------          -------          -------             -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                 0.37             0.31             0.33(a)             0.38           0.32           0.34(a)
Net realized and unrealized
  gain (loss)                        (0.61)           (0.61)           (0.61)               0.22           0.22           0.22
                                   -------          -------          -------             -------        -------        -------
    Total from Investment
      Operations                     (0.24)           (0.30)           (0.28)               0.60           0.54           0.56
                                   -------          -------          -------             -------        -------        -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income           (0.37)           (0.31)           (0.33)              (0.39)         (0.33)         (0.35)
In excess of net investment
  income                                --               --               --               (0.01)         (0.01)         (0.01)
From net realized gains              (0.09)           (0.09)           (0.09)              (0.05)         (0.05)         (0.05)
                                   -------          -------          -------             -------        -------        -------
  Total Distributions
    Declared to Shareholders         (0.46)           (0.40)           (0.42)              (0.45)         (0.39)         (0.41)
                                   -------          -------          -------             -------        -------        -------
NET ASSET VALUE, BEGINNING OF
  PERIOD                           $  7.92          $  7.92          $  7.92             $  8.62        $  8.62        $  8.62
                                   -------          -------          -------             -------        -------        -------
Total return (b)                   (2.87)%          (3.60)%          (3.31)%(c)            7.29%          6.47%          6.80%(c)
                                   -------          -------          -------             -------        -------        -------
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                         1.09%            1.84%            1.54%(a)            1.06%          1.81%          1.51%(a)
Net investment income (d)            4.53%            3.78%            4.08%(a)            4.49%          3.74%          4.04%(a)
Portfolio turnover                      5%               5%               5%                 12%            12%            12%
Net assets at end of period
(000)                             $140,759        $  34,383           $  641            $171,812      $  37,716         $  705
(a) Net of fees waived by the Distributor which amounted to $0.025 and 0.026 per share, respectively, and 0.30% and 0.30%
    respectively.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charges or contingent deferred sales charge.
(c) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                       YEAR ENDED NOVEMBER 30,
                                         ------------------------------------------------------------------------------------
                                                              1997                                           1996
                                         -----------------------------------------------         ----------------------------
                                           CLASS A           CLASS B         CLASS C(a)            CLASS A          CLASS B
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  8.33          $  8.33           $  8.53             $  8.38          $  8.38
                                              -------          -------           -------             -------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                            0.40             0.34              0.12                0.40             0.34
Net realized and unrealized loss                 0.13             0.13             (0.06)(b)           (0.04)           (0.04)
                                              -------          -------           -------             -------          -------
    Total from Investment Operations             0.53             0.47              0.06                0.36             0.30
                                              -------          -------           -------             -------          -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                      (0.39)           (0.33)            (0.12)              (0.41)           (0.35)
                                              -------          -------           -------             -------          -------
NET ASSET VALUE, BEGINNING OF PERIOD          $  8.47          $  8.47           $  8.47             $  8.33          $  8.33
                                              -------          -------           -------             -------          -------
Total return (c)                                6.63%            5.83%             0.68%(d)            4.48%            3.70%
                                              -------          -------           -------             -------          -------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                    1.07%            1.82%             1.51%(f)            1.05%            1.80%
Net investment income (e)                       4.76%            4.01%             4.22%(f)            4.92%            4.17%
Portfolio turnover                                26%              26%               26%                 25%              25%
Net assets at end of period (000)            $181,543        $  38,580            $  100            $206,713        $  44,621

(a) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.
(b) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charges or contingent deferred sales charge.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.

--------------------------------------------------------------------------------
TRUSTEES & TRANSFER AGENT
--------------------------------------------------------------------------------

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Tax-Exempt Insured Fund is:

Liberty Funds Services, Inc.
PO Box 1722
Boston, MA  02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Tax-Exempt Insured Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
Liberty Tax-Exempt Insured Fund

GIVE ME LIBERTY.(R)

LIBERTY FUND BELIEVES IN FINANCIAL CHOICE

AT LIBERTY, IT'S OUR JOB TO HELP YOU ACHIEVE YOUR FINANCIAL GOALS. SO WHETHER IT'S SAVING FOR YOUR KID'S EDUCATION, BUILDING YOUR RETIREMENT NEST EGG, OR MANAGING YOUR INCOME . . . WE CAN HELP. LIBERTY OFFERS A DIVERSE FAMILY OF MUTUAL FUNDS REPRESENTING A WIDE SELECTION OF INVESTMENT STYLES AND SPECIALIZED MONEY MANAGEMENT. IT'S ALL DESIGNED TO HELP YOU REACH FOR FINANCIAL FREEDOM - HOWEVER YOU DEFINE IT.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

TODAY'S EVER-CHANGING FINANCIAL MARKETS CAN CHALLENGE EVEN THE MOST SEASONED INVESTORS. THAT'S WHY WE RECOMMEND WORKING WITH A FINANCIAL ADVISOR. WITH AN ADVISOR YOU HAVE AN EXPERIENCED, KNOWLEDGEABLE PROFESSIONAL LOOKING OUT FOR YOUR BEST INTERESTS. YOUR ADVISOR CAN HELP YOU ESTABLISH A PLAN FOR REACHING YOUR PERSONAL FINANCIAL GOALS AND HELP YOU STAY ON TRACK OVER THE LONG TERM. IT'S A RELATIONSHIP THAT'S FOCUSED ON YOU AND YOUR NEEDS.

LIBERTY TAX-EXEMPT INSURED FUND SEMIANNUAL REPORT, MAY 31, 2001   --------------
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                                                765-03/210G-0501 (07/01) 01/1277